UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 12, 2006 (April 7, 2006)
Date of Report (Date of earliest event reported)

MFC DEVELOPMENT CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-31667	13-3579974
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

271 North Avenue, Suite 520
New Rochelle, NY 10801

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (914) 636-3432

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding MFC Development Corp.'s beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render MFC Development Corp.’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause MFC Development Corp.'s actual results to differ from management's current expectations are contained in MFC Development Corp.'s filings with the Securities and Exchange Commission. MFC Development Corp. undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 8.01 Other Events

On April 11, 2006, MFC Development Corp. (“MFC” or the “Registrant”) and Adsouth Partners, Inc. (“Adsouth Partners”) issued a joint press release announcing that the companies had entered into a letter of intent. Under the nonbinding letter of intent dated April 7, 2006, Adsouth Partners agreed to sell all of its product brands from its consumer product portfolio to MFC in a cash and stock transaction valued at $9.5 million. The transaction, which is subject to a complete due diligence, the execution of a definitive purchase agreement and the satisfaction of closing conditions, is expected to close in the second quarter of 2006.

As described in the letter of intent, MFC, through a wholly owned subsidiary “NEWCO”, agreed to acquire all the capital stock of Adsouth, Inc. and DermaFresh, Inc. (the Division), from Adsouth Partners for $4.0 million in cash, $5.5 million of MFC common stock, and the assumption of certain liabilities. The Division's assets comprise the retail distribution and product brands company Adsouth, as well as the brands, DermaFresh, E70, and Mitsu and the distribution rights to Simon Solutions.

There is no assurance that the previously described stock acquisition will be consummated.

On April 10, 2006, MFC issued a press release providing a business and strategy update.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed with this report:

Exhibit Number	Description
99.1	Press release dated April 10, 2006 issued by MFC entitled “MFC Development Corp. Provides Business and Strategy Update”

99.2
Press release dated April 11, 2006 issued by MFC and Adsouth Partners entitled “Adsouth Partners, Inc. Enters Into Letter of Intent To Sell Multiple Brands From Its Consumer Product Portfolio To MFC Development Corp.”

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

MFC DEVELOPMENT CORP.

April 12, 2006	/s/ VICTOR BRODSKY
Victor Brodsky
Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit Number	Description
99.1	Press release dated April 10, 2006 issued by MFC entitled “MFC Development Corp. Provides Business and Strategy Update”

99.2
Press release dated April 11, 2006 issued by MFC and Adsouth Partners entitled “Adsouth Partners, Inc. Enters Into Letter of Intent To Sell Multiple Brands From Its Consumer Product Portfolio To MFC Development Corp.”